Exhibit 10.23 [***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SIXTH AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT This Sixth Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on September 9, 2019, by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, LLC, a Delaware limited liability company f/k/a Coca-Cola Refreshments USA, Inc. and a wholly owned subsidiary of Company (“CCR”), and Coca-Cola Consolidated, Inc., a Delaware corporation f/k/a Coca-Cola Bottling Co. Consolidated (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the CBA (as hereinafter defined). RECITALS WHEREAS, Company, CCR and Bottler are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line and Sub-Bottling (as amended hereby and from time to time hereafter, the “CBA”), having an effective date of March 31, 2017, as amended April 28, 2017, October 2, 2017, December 26, 2017, April 30, 2018 and August 20, 2018; and WHEREAS, Company, CCR and Bottler now wish to amend the CBA as set forth herein. NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1.Company, CCR and Bottler hereby amend the CBA by deleting Schedules 3.2, 3.2.1-A, 3.2.1- B, 3.2.1-C, 3.2.1-D, 3.2.1-E, 3.2.1-F, 3.2.1-G, 3.2.1-H, 3.2.1-I, 3.2.1-J, 3.2.1-K, 3.2.1-L, 3.2.1- M and 3.2.2 to the CBA in their entirety and replacing them with the Schedules attached hereto as Attachment A. 2.Company, CCR and Bottler hereby agree that this Amendment shall govern the calculation of Sub-Bottling Payments due pursuant to the CBA commencing with the second fiscal quarter of 2019. 3.Other than as expressly amended by this Amendment, the CBA will continue in effect in accordance with its terms. 4.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws. 5.This Amendment may be signed in counterparts, which together shall constitute one agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above. THE COCA-COLA COMPANY By: /s/ James L. Dinkins Name: James L. Dinkins Title: President, Coca-Cola North America COCA-COLA REFRESHMENTS USA, LLC By: /s/ James L. Dinkins Name: James L. Dinkins Title: Authorized Signatory COCA-COLA CONSOLIDATED, INC. By: /s/ E. Beauregarde Fisher III Name: E. Beauregarde Fisher III Title: Executive Vice President, General Counsel and Secretary Signature Page to Amendment to Comprehensive Beverage Agreement

Attachment A-1 ATTACHMENT A SCHEDULE 3.2  Sub‐Bottling Payments  Bottler will pay to CCR on a quarterly basis a “Sub‐Bottling Payment,” based upon sales in the Sub‐Bottling  Territory by Bottler of (i) Covered Beverages and post‐mix, syrups and concentrates packaged in bag in  the box (BIB) that are  identified by the primary Trademark that also  identifies a Covered Beverage, (ii)  Related Products, and as applicable, (iii) products identified by trademarks owned by or licensed to [***],  its successors or assigns [***] that are Permitted Beverage Products under this Agreement, (iv) products  identified by  trademarks owned by or  licensed  to  [***],  its  successors or assigns,  that are Permitted  Beverage Products under this Agreement; and (v) post‐mix, syrups and concentrates, whether packaged  in bag  in  the box  (BIB) or  in cartridge  format,  that are  identified by  the primary Trademark  that also  identifies  a Permitted Beverage Product  if  such products  are  sold  in  that portion of  the  Sub‐Bottling  Territory where Bottler distributes such Permitted Beverage Product in Beverage form as of the Effective  Date (the “Sub‐Bottling Payment Products”); provided that for any portion of the Sub‐Bottling Territory  in which Bottler had, prior to [***], acquired the right to distribute [***] under its [***] Agreement dated  as of [***], Bottler’s sales of [***]  in such portion of the Sub‐Bottling Territory will not be counted  in  calculating the Sub‐Bottling Payment. Bottler’s sales of Transferred Covered Beverages will not be counted  in calculating the Sub‐Bottling Payment.  The amount of the Sub‐Bottling Payment for the Sub‐Bottling Territory will be calculated for each Bottler  fiscal quarter by (i) multiplying Bottler’s Sub‐Bottling Gross Profit  in the Sub‐Bottling Territory for such  fiscal quarter by the [***] set forth in Schedule 3.2.1 corresponding to the [***].   Bottler will provide to CCR, within fifteen (15) business days after the end of CCR’s fiscal quarter, such  information in the form of Schedule 3.2.2. After delivery of such information, Bottler will cooperate with  CCR to provide any supplemental information reasonably requested by CCR to enable CCR to estimate its  Sub‐Bottling  Payment  receivables  for  each  CCR  fiscal  quarter.  CCR  will  treat  such  information  in  accordance with the confidentiality provisions of Section 42 of this Agreement.  CCR will calculate and invoice Bottler for the Sub‐Bottling Payment within twenty (20) days after the end  of each fiscal quarter. The Sub‐Bottling Payment will be due and payable by Bottler to CCR within ten (10)  days after Bottler’s receipt of such invoice. Payment of the invoice will be made in cash by wire transfer  or through such other payment method as agreed in writing by the parties.

Attachment A-2 “Bottler’s Sub‐Bottling Gross Profit” means, for all Sub‐Bottling Payment Products sold in the Sub‐Bottling  Territory by Bottler, [***]  To avoid confusion the equation expressed in the immediately preceding paragraph is:   Bottler’s Sub‐Bottling Gross Profit = [***]  [***]  [***]  [***]  [***]

Attachment A-3 SCHEDULE 3.2.1  Sub‐Bottling Payment Schedule  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-4  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-5 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-6 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-7 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-8 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-9 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-10 SCHEDULE 3.2.2  Form of Sub‐Bottling Payment Information to be Provided by Bottler to CCR  [***]  Description  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]

Attachment A-11 [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]  [***]